                             REVOLVING CREDIT NOTE

$35,000,000.00                                           As of March 29, 1996

        FOR VALUE RECEIVED, and intending to be legally bound, CANNONDALE CORPORATION ("Borrower"), hereby promises to pay to the order of FLEET CAPITAL CORPORATION, formerly known as SHAWMUT CAPITAL CORPORATION, successor to BARCLAYS BUSINESS CREDIT, INC., a Connecticut corporation (hereinafter "Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the maximum principal sum of $35,000,000 or such lesser sum which then represents the aggregate unpaid principal balance of Revolving Credit Loans, together with interest from and after the date hereof on the unpaid principal balance outstanding at the rates per annum set forth in the Loan Agreement (as defined below). Interest shall be computed in the manner provided in subsection
2.2 of the Loan Agreement.

        This Revolving Credit Note (the "Note") is the Revolving Credit Note referred to in, and is issued pursuant to, that certain Amended and Restated Loan and Security Agreement between Borrower and Lender dated as of March 29, 1996, (as may be amended and/or modified from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

        For so long as no Event of Default shall have occurred, the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

                (a) Interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on April 1, 1996, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full.

                (b) Principal shall be payable in accordance with the Loan Agreement and all outstanding principal, together with any and all other amounts due hereunder, shall be due and payable on the Maturity Date.

        Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and
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payable immediately upon acceleration of the Obligations or termination of the
Loan Agreement pursuant to Section 4 thereof.

        This Note shall be subject to prepayment (and prepayment premium, if applicable) in accordance with the provisions of Sections 3.2 and 3.3 of the Loan Agreement. Borrower may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner and subject to the conditions provided in Section 4 of the Loan Agreement.

        Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 10 of the Loan Agreement.

        Time is of the essence under this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

        Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any Collateral securing this Note without enforcing its rights against Borrower or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

        IN ANY LITIGATION ARISING OUT OF OR RELATING TO ANY OF THE MATTERS CONTAINED IN THIS NOTE OR ANY OF THE DOCUMENTS DELIVERED IN CONNECTION HEREWITH IN WHICH THE LENDER AND BORROWER ARE ADVERSE PARTIES, THE LENDER AND BORROWER EACH WAIVE TRIAL BY JURY.

        This Note evidences, but does not extinguish certain of the indebtedness described in that certain Loan and Security


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Agreement between Borrower and Lender dated July 2, 1993, as amended.

        This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Connecticut.

        IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered on the date first above written.


                                   CANNONDALE CORPORATION


                                   By:    /s/ William F. Schmalkuche
                                          ----------------------------------
                                   Title: Asst. Treasurer
                                          ----------------------------------


ATTEST:

/s/ Jean M. Benson
- ------------------------------
Asst. Secretary
[CORPORATE SEAL]
                                   AGREED TO AND ACKNOWLEDGED:

                                   FLEET CAPITAL CORPORATION, f/k/a
                                   SHAWMUT CAPITAL CORPORATION

                            By:
                                   -----------------------------------------
                            Title:
                                   -----------------------------------------







                                      -3-
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Agreement between Borrower and Lender dated July 2, 1993, as amended.

        This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Connecticut.

        IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered on the date first above written.


                                   CANNONDALE CORPORATION


                                   By:
                                          ----------------------------------
                                   Title:
                                          ----------------------------------


ATTEST:


- ------------------------------
Asst. Secretary
[CORPORATE SEAL]
                                   AGREED TO AND ACKNOWLEDGED:

                                   FLEET CAPITAL CORPORATION, f/k/a
                                   SHAWMUT CAPITAL CORPORATION

                            By:    /s/
                                   -----------------------------------------
                            Title: Vice President
                                   -----------------------------------------







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